UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2025

HCW Biologics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40591	82-5024477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 N. Commerce Parkway
Miramar, Florida		33025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 842-2024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On February 20, 2025, HCW Biologics Inc. (the “Company”), entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”) with Square Gate Capital Master Fund, LLC - Series 4 (the “Investor”), as the Company previously reported on Form 8-K filed on February 21, 2025. Pursuant to the terms of the Registration Rights Agreement with the Investor, the Company agreed to submit an initial registration statement on Form S-1 (as amended, the “Registration Statement”) to the U.S. Securities and Exchange Commission (the “SEC”) by April 6, 2025.

The information set forth under Item 8.1 below is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

On April 4, 2025, the Company submitted a preliminary Registration Statement to the SEC covering the resale of the Commitment Shares, which represents the payment of the Investor’s Commitment Fee, and shares of the Company’s common stock which may be issued from time to time under the Equity Purchase Agreement for public resale. On April 8, 2025, the Company received a letter from the staff of the SEC that provided that the SEC had not reviewed and will not review the Registration Statement. The Company will be requesting that the SEC accelerate the effectiveness of the Registration Statement to a date on or about April 16, 2025. Promptly thereafter, the Company will file its final prospectus under Rule 424(b)(3) with the SEC.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The opinion of Clark Hill PLC relating to the validity of the issuance and sale of the shares of the Company’s common stock pursuant to the Equity Purchase Agreement and the Registration Rights Agreement is attached hereto as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Clark Hill PLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCW BIOLOGICS INC.

Date:	April 14, 2025	By:	/s/ Hing C. Wong
Founder and Chief Executive Officer